UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2007

General DataComm Industries, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-8086	06-0853856
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Rubber Avenue, Naugatuck, CT	06770
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (203)-729-0271

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the  Exchange Act  (17 CFR 240.13c-4(c))

Item 1.01  Entry into a Material Definitive Agreement
Item 8.01  Other Events

Change to Senior Loan Agreement and Related Gain on Restructuring of Debt , Court Approval and Temporary Related-Party Loan

In the Company’s Form 10-KSB for the year ended September 30, 2006 as filed with the Securities and Exchange Commission, the Company reported that it was in continuing negotiations with its senior lender, Ableco Finance LLC (“Ableco”), to establish a new schedule of payments for the Company’s outstanding debt and also to eliminate the financial covenant requirement.

On January 17, 2007, pursuant to an amendment to the senior loan agreement (“Loan Agreement”), the Company and Ableco have agreed to the following changes:

(a) to reduce the principal amortization of the Term Obligation (and thereafter, the PIK Obligation) to $100,000 a month commencing January 15, 2007;

(b) to reduce and fix the outstanding amount of the PIK Obligation, including principal and interest, at $3,000,000 as of January 16, 2007;

(c) to provide for a further reduction of the PIK Obligation by 50%, or $1,500,000, if both the Term Obligation and $1,500,000 of the PIK Obligation are repaid by December 31, 2007;

(d) to extend the maturity date of the Loan Agreement from December 31, 2007 to December 31, 2008 and to extend dates in the existing warrants issued to Ableco Affiliates from December 31, 2007 to December 31, 2008;

(e) to eliminate the minimum EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) financial covenant;

(f) to waive any prior defaults related to required loan amortization payments and to satisfying the minimum EBITDA financial covenant;

(g) to provide for certain affiliates of Ableco to sell Debentures with a face value approximating $2,471,000 to the Company for consideration of $1.00; and

(h) to permit Howard S. Modlin, the Company’s CEO, to make up to $2,000,000 in additional loans to the Company; repayment of principal of all such loans requires Ableco approval;

As a result of the changes to the Loan Agreement and the Debenture purchase, the Company expects to record a gain on restructuring of debt in the approximate amount of $4,060,000 in the quarter ending March 31, 2007.

Certain provisions of the foregoing amendment are subject to court approval in the Bankruptcy Court which had retained jurisdiction to finally determine the amount of the PIK Obligation. The Company has no reason to believe such court approval will not be obtained. The amendment eliminates the loan default referred to in the Company’s Form 10-KSB Report for the year ended September 30, 2006 as filed with the Securities and Exchange Commission.

The foregoing is a summary of the amendment and reference is made to Exhibit 10.1 filed herewith for the complete terms of such amendment.

As permitted by the Loan Agreement as amended, Howard S. Modlin made a demand loan of $125,000 to the Company. Such loan is without interest and is intended to be a short-term loan.

Item 9.01. Financial Statements and Exhibits
(d) Exhibits
10.1 Eighth Amendment and Waiver to Senior Loan Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

General DataComm Industries, Inc.
(Registrant)

By:	/S/ William G. Henry
William G. Henry
Vice President, Finance and
Administration, and Principal Financial Officer
January 22, 2007